UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 20, 2023
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CURO GROUP HOLDINGS CORP
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Hubbard, 8th Floor, Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

(312) 470-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02     Results of Operations and Financial Condition

On February 23, 2023, CURO Group Holdings Corp. (the “Company”) issued a press release announcing its financial results for the three months and year ended December 31, 2022. A copy of the press release and a supplemental presentation that will be used in conjunction with its earnings call with investors on February 23, 2023 is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and is incorporated herein by reference.

The information in this item, including Exhibit 99.1 and Exhibit 99.2, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement unless specifically identified therein as being incorporated by reference therein.

ITEM 5.02     Other Events

2023 Long-Term Incentive Program

On February 20, 2023, the Company's Board of Directors approved the 2023 Long-Term Incentive Program (the “2023 LTIP”) for participating senior executives. Under the 2023 LTIP, participants will be granted restricted stock units under the Company’s stockholder-approved 2017 Incentive Plan in an amount based upon a targeted percentage of the participant’s base salary.

For participating senior executives, one-half of the restricted stock units will be subject to time-based vesting in three equal annual installments and one-half of the restricted stock units will be subject to performance-based vesting, based on the Company’s relative total shareholder return which will vest, if at all, on the last day of the performance period.

Forms of notice and agreements for senior executives under the 2023 LTIP are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated into this Item 5.02 by reference.
ITEM 9.01     Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
10.1	2023 PSU Grant Notice and Agreement (performance)
10.2	2023 RSU Grant Notice and Agreement (time-based vesting)
99.1	Press Release, dated February 23, 2023
99.2	Supplemental Earnings Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of February, 2023.

                        CURO Group Holdings Corp.
                        By: /s/ Ismail Dawood______
                        Ismail Dawood
                        Chief Financial Officer